Exhibit 99.1

UNWIRED PLANET, INC. ANNOUNCES THIRD QUARTER

FISCAL YEAR 2016 FINANCIAL RESULTS

LOS ALTOS, CA. – May 3, 2016 – Unwired Planet, Inc. (NASDAQ: UPIP) today filed the company’s financial results for the third quarter fiscal year 2016 after market with the Securities and Exchange Commission on Form 10-Q. The company also announced a litigation update.

Third Quarter Fiscal 2016 Highlights

•	Revenue for the third quarter ended March 31, 2016, was $1.3 million, while net loss from continuing operations totaled $9.8 million.

•	On a GAAP basis, net loss for the third quarter ended March 31, 2016, was $9.8 million, or $1.04 per share, compared with a net loss of $9.6 million, or $1.03 per share, in the third quarter of the preceding year.

Third Quarter Fiscal 2016 Litigation Updates

•	Defendants in the UK cases were ordered to pay Unwired Planet $1.6 million in partial legal fee reimbursements by May 4, 2016 as a result of Unwired Planet prevailing in the second litigation in the UK as announced on March 22, 2016.

•	The UK Court granted the parties’ request for a postponement of the next two technical trials, reducing litigation expenses on a go-forward basis.

•	The UK Court denied defendants’ application for change of venue in the upcoming competition/FRAND trial, ruling in favor of Unwired Planet and Ericsson. The judgment states that no transfer action shall be made.

Unwired Planet Announces Financial Results

“Unwired Planet is in the midst of a transition as discussed on our most recent call on April 6, 2016, and we continue to work toward closing the transaction with Optis UP Holdings, while continuing to prepare for the UK FRAND trial this fall,” said Boris Teksler, president and chief executive officer. “Please refer to our Form 10-Q for commentary and analysis on this quarter’s results of operations and financial statements.”

About Unwired Planet

Unwired Planet, Inc. (NASDAQ: UPIP) is the inventor of the Mobile Internet and a premier intellectual property company focused exclusively on the mobile industry. The company’s patent portfolio of approximately 2,500 issued and pending US and foreign patents, includes technologies that allow mobile devices to connect to the Internet and enable mobile communications. The portfolio spans 2G, 3G, and 4G technologies, as well as cloud-based mobile applications and services. Unwired Planet’s portfolio includes patents related to key mobile technologies, including baseband mobile communications, mobile browsers, mobile advertising, push notification technology, maps and location based services, mobile application stores, social networking, mobile gaming, and mobile search. Unwired Planet is headquartered in Los Altos, California. References in this release to Unwired Planet may be to Unwired Planet, Inc. or its subsidiaries.

Cautionary Note Regarding Forward Looking Statements

Any statements in this press release with respect to future events or expectations, including statements regarding the Company’s licensing activities and related recognition of revenue, litigation strategy and prospects and expectations regarding the pending transaction with Optis UP Holdings are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected.

Unwired Planet Announces Financial Results

Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Unwired Planet assumes no obligation to update the forward-looking statements included in this press release, except as may be required by law. For a detailed discussion of these and other factors that may cause these forward looking statements not to come true, please refer to the risk factors discussed in Unwired Planet’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015. These documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Unwired Planet’s website at www.unwiredplanet.com.

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

Unaudited

	March 31,	June 30,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$55,856	$73,755
Short-term investments	—	11,713
Restricted cash	4	27
Prepaid and other current assets	2,561	632

Total current assets	58,421	86,127
Property and equipment, net	93	110
Initial direct license costs, net	1,341	1,595
Debt issuance costs and other assets, net	971	1,052

Total assets	$60,826	$88,884

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$5,011	$678
Fee share obligation	—	500
Deferred revenue	5,005	5,005
Accrued liabilities	921	970
Accrued legal expense	2,760	3,152
Accrued compensation	485	433

Total current liabilities	14,182	10,738
Long-term note payable, related party	33,410	29,874
Deferred revenue, net of current portion	20,808	24,562
Other long-term liabilities	20	206

Total liabilities	68,420	65,380

Commitments and Contingencies
Stockholders’ equity (deficit)
Preferred stock, $0.001 par value; 5,000 shares authorized and zero outstanding	—	—
Common stock, $0.001 par value; 350,000 shares authorized and 9,444 and 9,373 issued; and 9,440 and 9,362 outstanding at March 31, 2016 and June 30, 2015, respectively	9	9
Treasury stock, 4 and 11 shares at March 31, 2016 and June 30, 2015, respectively	(43)	(93)
Additional paid-in-capital	3,246,634	3,245,049
Accumulated other comprehensive income	182	234
Accumulated deficit	(3,254,376)	(3,221,695)

Total stockholders’ equity (deficit)	(7,594)	23,504

Total liabilities and stockholders’ equity (deficit)	$60,826	$88,884

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Net revenue	$1,251	$1,251	$3,754	$3,754

Operating costs and expenses:
Patent licensing expenses	6,509	7,895	24,154	24,620
General and administrative	3,369	2,115	8,796	9,321
Restructuring and other related costs	—	—	—	2

Total operating costs and expenses	9,878	10,010	32,950	33,943

Operating loss from continuing operations	(8,627)	(8,759)	(29,196)	(30,189)
Interest income	—	16	6	61
Interest expense	(1,220)	(1,104)	(3,677)	(3,181)
Other income	73	283	64	598

Loss from continuing operations	(9,774)	(9,564)	(32,803)	(32,711)

Income tax benefit (expense)	(12)	—	122	—

Loss from continuing operations after income taxes	(9,786)	(9,564)	(32,681)	(32,711)
Discontinued operations:
Loss from discontinued operations, net of tax	—	(83)	—	(15)

Net loss	$(9,786)	$(9,647)	$(32,681)	$(32,726)

Basic and diluted net loss per share from:
Continuing operations	$(1.04)	$(1.03)	$(3.48)	$(3.51)
Discontinued operations	—	—	—	—

Net loss per share	$(1.04)	$(1.03)	$(3.48)	$(3.51)

Weighted average shares outstanding basic and diluted	9,432	9,342	9,402	9,326

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

Unaudited

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Net loss	$(9,786)	$(9,647)	$(32,681)	$(32,726)
Other comprehensive income
Change in unrealized loss on marketable securities	—	(3)	—	(19)
Foreign currency translation adjustment	34	—	(52)	—

Other comprehensive income (loss)	34	(3)	(52)	(19)

Comprehensive loss	$(9,752)	$(9,650)	$(32,733)	$(32,745)

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

Unaudited

	Nine Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(32,681)	$(32,726)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	52	80
Stock-based compensation	1,743	1,543
Non-cash restructuring charges	—	2
Amortization of premiums on investments, net	3	70
Realized gain on foreign currency	(87)	—
Gain on change in fair value of consultant incentive award obligation	—	(316)
In-kind interest on notes payable	3,214	2,832
Amortization debt discount and issuance costs	464	349
Changes in operating assets and liabilities:
Initial licensing costs	254	395
Prepaid assets, deposits, and other assets	(1,965)	(23)
Accounts payable	4,333	1,486
Fee share obligation	(500)	(20,032)
Accrued liabilities and other	(226)	(63)
Accrued legal expense	(392)	—
Accrued compensation	52	—
Deferred revenues	(3,754)	(3,753)
Accrued restructuring costs	—	(256)
Restricted cash	23	586

Net cash used in operating activities	(29,467)	(49,826)

Cash flows from investing activities:
Purchases of property and equipment	(35)	(30)
Proceeds from sales and maturities of investments	11,710	30,000

Net cash provided by investing activities	11,675	29,970

Cash flows from financing activities:
Proceeds from exercise of stock options	—	92
Purchase of treasury stock	(107)	(178)

Net cash used in financing activities	(107)	(86)

Net decrease in cash and cash equivalents	(17,899)	(19,942)
Cash and cash equivalents at beginning of period	73,755	93,877

Cash and cash equivalents at end of period	$55,856	$73,935

Non-cash investing and financing activity
Retirement of treasury stock	$156	$1,002
Unpaid debt and equity issuance costs	—	31

Total non-cash investing and financing activities	$156	$1,033

Unwired Planet Announces Financial Results

For More Information:

Lauren Sloane

The Blueshirt Group

Lauren@blueshirtgroup.com

Tel: 415-217-2632